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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 29, 2004



                          AMCAST INDUSTRIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Ohio                      1-9967                       31-0258080
----------------------   ---------------------------   ------------------------
   (State or other        (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                        Identification No.)
    incorporation)


 7887 Washington Village Drive, Dayton, Ohio                   45459
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   (Address of principal executive offices)                  (Zip Code)



                                 (937) 291-7000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)







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Item 12.  Results of Operations and Financial Condition.

On June 29, 2004, Amcast Industrial Corporation issued an earnings release announcing its financial results for the quarter and nine months ended May
30, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

This information is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition." The information is not filed for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference to such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMCAST INDUSTRIAL CORPORATION


Date:  June 30, 2004                 By:  /s/ Francis J. Drew
       --------------                 ----------------------------------------
                                               Francis J. Drew
                                               Vice President, Finance and
                                               Chief Financial Officer




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                                INDEX TO EXHIBITS


99       ADDITIONAL EXHIBITS

         99.1  Press Release of Amcast Industrial Corporation, dated June 29,
               2004.



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